Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

AMBASSADOR MONEY MARKET FUND

SUPPLEMENT DATED APRIL 1, 2008

to

SAI DATED OCTOBER 31, 2007

The SAI section noted below is amended to include the following Trustee:

“MANAGEMENT OF THE TRUST’’ Trustees and Officers page 7:

Dennis W. Archer, Jr. was appointed as a Trustee for the Ambassador Funds on March 11, 2008.

Name, Year of Birth and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served with respect to Ambassador Money Market Fund(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund’s Complex Overseen by Trustee	Other Directorships Held(2)
DISINTERESTED TRUSTEES
Dennis W. Archer, Jr. (1969) Archer Corporate Services, LLC 6703 Haggery Road, Suite B Belleville, MI 48111	Trustee	Indefinite term: since March 11, 2008	Founding Principal and President of Archer Corporate Services, LLC, since 2004; Managing Principal of Ignition Media Group, LLC, since 1997; Principal, Hamilton Woodlynne Publishing, since 2005; Station Mgr/Nat’l Sales Mgr for Radio One, Inc. from 1998-2004.	2	NStar Community Bank since 2006.

Please keep this supplement for future reference